Federated Hermes U.S. Strategic Dividend ETF
Portfolio of Investments
January 31, 2025 (unaudited)
Shares		Value
	COMMON STOCKS—99.7%
	Communication Services—3.5%
80,616	Comcast Corp., Class A	$ 2,713,535
154,483	Verizon Communications, Inc.	6,085,085
	TOTAL	8,798,620
	Consumer Discretionary—3.3%
40,881	Best Buy Co., Inc.	3,510,043
24,780	Darden Restaurants, Inc.	4,838,047
	TOTAL	8,348,090
	Consumer Staples—15.7%
22,255	Clorox Co.	3,531,423
61,060	Conagra Brands, Inc.	1,580,843
80,577	Hormel Foods Corp.	2,415,699
242,551	Kenvue, Inc.	5,163,911
16,582	Kimberly-Clark Corp.	2,155,163
42,275	Mondelez International, Inc.	2,451,527
38,444	PepsiCo, Inc.	5,793,126
48,059	Philip Morris International, Inc.	6,257,282
41,608	Target Corp.	5,738,159
75,028	The Coca-Cola Co.	4,762,778
	TOTAL	39,849,911
	Energy—7.1%
52,169	Chevron Corp.	7,783,093
23,457	EOG Resources, Inc.	2,950,656
39,162	Exxon Mobil Corp.	4,183,676
23,523	Valero Energy Corp.	3,128,559
	TOTAL	18,045,984
	Financials—14.7%
65,030	Bank of New York Mellon Corp.	5,588,028
9,674	JPMorgan Chase & Co.	2,585,860
65,881	Morgan Stanley	9,119,907
40,809	PNC Financial Services Group, Inc.	8,200,569
124,884	Truist Financial Corp.	5,946,976
123,434	U.S. Bancorp	5,897,676
	TOTAL	37,339,016
	Health Care—16.5%
39,987	AbbVie, Inc.	7,353,609
30,104	Amgen, Inc.	8,592,284
137,936	Bristol-Myers Squibb Co.	8,131,327
74,977	Gilead Sciences, Inc.	7,287,764
41,485	Johnson & Johnson	6,311,943
159,629	Pfizer, Inc.	4,233,361
	TOTAL	41,910,288
	Industrials—5.0%
41,533	MSC Industrial Direct Co., Inc.	3,339,668
34,737	Paychex, Inc.	5,129,613
37,072	United Parcel Service, Inc.	4,234,735
	TOTAL	12,704,016

Shares		Value
	COMMON STOCKS—continued
	Information Technology—4.9%
101,154	Cisco Systems, Inc.	$ 6,129,932
55,148	Corning, Inc.	2,872,108
18,298	Texas Instruments, Inc.	3,377,994
	TOTAL	12,380,034
	Materials—3.4%
371,286	Amcor PLC	3,608,900
67,632	LyondellBasell Industries N.V.	5,119,742
	TOTAL	8,728,642
	Real Estate—8.0%
242,017	Kimco Realty Corp.	5,433,282
103,363	NNN REIT, Inc.	4,071,469
51,382	ProLogis, Inc.	6,127,303
82,944	Realty Income Corp.	4,532,060
	TOTAL	20,164,114
	Utilities—17.6%
51,881	American Electric Power Co., Inc.	5,103,015
62,734	Duke Energy Corp.	7,025,581
68,944	Entergy Corp.	5,589,979
103,263	Evergy, Inc.	6,626,387
59,398	NextEra Energy, Inc.	4,250,521
109,038	PPL Corp.	3,663,677
81,417	Southern Co.	6,834,957
55,161	WEC Energy Group, Inc.	5,475,281
	TOTAL	44,569,398
	TOTAL INVESTMENT IN SECURITIES—99.7% (IDENTIFIED COST $244,801,557)	252,838,113
	OTHER ASSETS AND LIABILITIES - NET—0.3%[1]	681,994
	TOTAL NET ASSETS—100%	$253,520,107

1	Assets, other than investments in securities, less liabilities.
Note: The categories of investments are shown as a percentage of total net assets at January 31, 2025.
Investment Valuation
In calculating its net asset value (NAV), the Fund generally values investments as follows:
■ Equity securities or ETFs listed on an exchange or traded through a regulated market system are valued at their last reported sale price or official closing price in their principal exchange or market.
■ Shares of other mutual funds or non-exchange-traded investment companies are valued based upon their reported NAVs, or NAV per share practical expedient, as applicable.
■ For securities that are fair valued in accordance with procedures established by and under the general supervision of Federated Equity Management Company of Pennsylvania (the “Adviser”), certain factors may be considered, such as: the last traded or purchase price of the security, information obtained by contacting the issuer or dealers, analysis of the issuer’s financial statements or other available documents, fundamental analytical data, the nature and duration of restrictions on disposition, the movement of the market in which the security is normally traded, public trading in similar securities or derivative contracts of the issuer or comparable issuers, movement of a relevant index, or other factors including but not limited to industry changes and relevant government actions.
If any price, quotation, price evaluation or other pricing source is not readily available when the NAV is calculated, if the Fund cannot obtain price evaluations from a pricing service or from more than one dealer for an investment within a reasonable period of time as set forth in the Adviser’s valuation policies and procedures for the Fund, or if information furnished by a pricing service, in the opinion of the Adviser’s valuation committee (“Valuation Committee”) is deemed not representative of the fair value of such security, the Fund uses the fair value of the investment determined in accordance with the procedures described below. There can be no assurance that the Fund could obtain the fair value assigned to an investment if it sold the investment at approximately the time at which the Fund determines its NAV per share, and the actual value obtained could be materially different. The trading prices of the Fund’s shares listed on its exchange may differ from the Fund’s NAV and will normally be affected by market forces, such as supply and demand, economic conditions, the market value of the Fund’s disclosed portfolio holdings and other factors. As a result, trading prices may be lower, higher or the same as the Fund’s NAV; and investors may pay more than NAV when buying shares and receive less than NAV when selling shares through the exchange.

Fair Valuation Procedures
Pursuant to Rule 2a-5 under the Investment Company Act of 1940, the Fund’s Board of Trustees (the “Trustees”) has designated Federated Equity Management Company of Pennsylvania (the “Adviser”) as the Fund’s valuation designee to perform any fair value determinations for securities and other assets held by the Fund. The Adviser is subject to the Trustees’ oversight and certain reporting and other requirements intended to provide the Trustees the information needed to oversee the Adviser’s fair value determinations.
The Adviser, acting through its Valuation Committee, is responsible for determining the fair value of investments for which market quotations are not readily available. The Valuation Committee is comprised of officers of the Adviser and certain of the Adviser’s affiliated companies and determines fair value and oversees the calculation of the NAV. The Valuation Committee is also authorized to use pricing services to provide fair value evaluations of the current value of certain investments for purposes of calculating the NAV. The Valuation Committee employs various methods for reviewing third-party pricing-service evaluations including periodic reviews of third-party pricing services’ policies, procedures and valuation methods (including key inputs, methods, models and assumptions), transactional back-testing, comparisons of evaluations of different pricing services, and review of price challenges by the Adviser based on recent market activity. In the event that market quotations and price evaluations are not available for an investment, the Valuation Committee determines the fair value of the investment in accordance with procedures adopted by the Adviser. The Trustees periodically review the fair valuations made by the Valuation Committee. The Trustees have also approved the Adviser’s fair valuation and significant events procedures as part of the Fund’s compliance program and will review any changes made to the procedures.
Factors considered by pricing services in evaluating an investment include the yields or prices of investments of comparable quality, coupon, maturity, call rights and other potential prepayments, terms and type, reported transactions, indications as to values from dealers and general market conditions. Some pricing services provide a single price evaluation reflecting the bid-side of the market for an investment (a “bid” evaluation). Other pricing services offer both bid evaluations and price evaluations indicative of a price between the prices bid and ask for the investment (a “mid” evaluation). The Fund normally uses bid evaluations for any U.S. Treasury and Agency securities, mortgage-backed securities and municipal securities. The Fund normally uses mid evaluations for any other types of fixed-income securities and any OTC derivative contracts. In the event that market quotations and price evaluations are not available for an investment, the fair value of the investment is determined in accordance with procedures adopted by the Adviser.
Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:
Level 1—quoted prices in active markets for identical securities.
Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Also includes securities valued at amortized cost.
Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).
The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.
As of January 31, 2025, all investments of the Fund utilized Level 1 inputs in valuing the Fund’s assets carried at fair value.
The following acronym(s) are used throughout this portfolio:
REIT	—Real Estate Investment Trust